P R O X Y

                              RAWSON-KOENIG, INC.

                    PROXY SOLICITED ON BEHALF OF MANAGEMENT
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 8, 1996

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of RAWSON-KOENIG, INC. (the "Company") to be held on May 8, 1996 and the Proxy Statement in connection therewith, and (2) constitutes and appoints Thomas C. Rawson and Catherine A. Rawson and each of them, with full power of substitution of another for himself, his attorneys and proxies for and in the name, place, and stead of the undersigned, to vote and act with respect to all the shares of the Company's Common Stock, no par value, standing in the name of the undersigned or with respect to which the undersigned may be entitled to vote and act, at said meeting and at any adjournment(s) thereof.

Election of Directors, Nominees:                    (change of address)

George W. Fazakerly, Farrell G. Huber, Jr., -----------------------------------
                                            -----------------------------------
Catherine A. Rawson, Pamela Y. Rawson,      -----------------------------------
                                            -----------------------------------
Thomas C. Rawson, Allen F. Rhodes,          (If you have written in the above
                                            space, please mark the
Joseph M. Sheer                             corresponding box on the reverse
                                            side of this card.)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                             SEE REVERSE SIDE

/X/   Please mark your                                SHARES IN YOUR NAME
      votes as in this
      example.

                     FOR        WITHHELD
1. Election of       / /          / /           2. In their discretion the
   Directors                                       proxies are authorized to
   (see reverse)                                   vote upon other matters
                                                   as may properly come
                                                   before the meeting.

For, except vote withheld from the following nominees(s):

- ---------------------------------------------------------




                                                                 CHANGE   / /
                                                                   OF
                                                                 ADDRESS

                                                                 ATTEND   / /
                                                                 MEETING


    SIGNATURE(S)                             DATE
                ----------------------------      ---------

    SIGNATURE(S)                             DATE
                ----------------------------      ---------
    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Re:  Notice of Annual Meeting of Shareholders on May 8, 1996

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Rawson-Koenig, Inc. will be held on May 8, 1996, at 3:00 p.m. (Central Daylight Time), at the Houstonian Hotel and Conference Center, 111 North Post Oak Lane, Houston, Texas 77024 for the following purposes:

     1) to elect seven (7) directors to hold office until the next annual election of directors by the shareholders or unti their respective successors have been duly elected and qualified, and;

     2) to transact such other business as my properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 27, 1996 as the record date for the determination of shareholders entitled to receive notice of, and vote at, said meeting or any adjournments thereof. The matters expected to be acted upon at the meeting are described in detail in the attached Proxy Statement for Annual Meeting of Shareholders. You are cordially invited to attend.

                                        Yours very truly,

                                        /S/ Thomas C. Rawson
                                        THOMAS C. RAWSON
                                        Chairman of the Board
                                        and Chief Executive Officer

April 3, 1996
Houston, Texas

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               RAWSON-KOENIG, INC.

                             TO BE HELD MAY 8, 1996

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of RAWSON-KOENIG, INC. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held May 8, 1996, and at any adjournment(s) thereof (the "Annual Meeting"). IF THE ENCLOSED PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE BY THE PROXY, THEN THE SHARES WILL BE VOTED IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE. Such revocation will not affect a vote on any matters taken prior thereto. Attendance at the Annual Meeting will not in itself revoke the Proxy.

     The address of the Company's principal executive office is 2301 Central Parkway, Houston, Texas 77092, telephone number (713) 688-4414. This Proxy Statement and the enclosed Proxy were first mailed to shareholders on or about April 3, 1996. The Company's Annual Report on Form 10-K included as Appendix A to this Proxy Statement is incorporated by reference into this Proxy Statement. The Form 10-K includes the Company's financial statements for the fiscal year ended December 31, 1995.

RECORD DATE AND VOTING SECURITIES

     Only holders of the Company's common stock, no par value per share (the "Common Stock"), of record at the close of business on March 27, 1996 (the "Record Date"), will be entitled to vote on all matters at the Annual Meeting or any adjournment(s) thereof. On the Record Date, 3,901,190 shares of the Common Stock were issued and outstanding. Each outstanding share of the Common Stock is entitled to one (1) vote on all matters.

MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

     The business affairs of the Company are managed by, or under the direction of, the Board of Directors. During the fiscal year ended December 31, 1995, the Board of Directors had four meetings. Each nominee who was a director of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors held while such nominee was a director, either in person or by telephone conference. The Board of Directors has not formed any committees during the fiscal year ended December 31, 1995.

                               PURPOSES OF MEETING

     At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

     1. The election of seven (7) directors to hold office until the next annual election of directors by the shareholders or until their respective successors have been duly elected and qualified, and

     2. Such other and further business as may properly come before the Annual Meeting and any adjournment(s) thereof.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     Listed below are the seven (7) persons who have been nominated for election as directors of the Company at the forthcoming Annual Meeting. These persons are nominees for election to serve until the Company's Annual Meeting of Shareholders to be held following the fiscal year ending December 31, 1996, or until their respective successors are duly elected and qualified. If for any reason a nominee is not a candidate when the election occurs, the enclosed Proxy may be voted for a substituted nominee. Management does not anticipate that any nominee will not be a candidate.

                            Current Position         Served as a
Nominee                Age  with Company             Director Since
- ---------------------  ---  -----------------------  --------------
Thomas C. Rawson        43  Chairman of the Board,   September 18, 1987
                            Director and Chief
                            Executive Officer

Catherine A. Rawson     71  Director, President and  September 18, 1987
                            Principal Financial
                            Officer

Pamela Y. Rawson        39  Director                 September 18, 1987 (1)

Farrell G. Huber, Jr.   63  Director                 July, 1983 (2)

George W. Fazakerly     54  Director                 September 21, 1987

Allen F. Rhodes         71  Director                 September 21, 1987

Joseph M. Scheer        69  Director                 April 10, 1991


   (1)  Except for the period from September 21, 1987 to October 17, 1989.

   (2)  Except for the period from September 18, 1987 to September 21, 1987.

     Thomas C. Rawson co-founded Rawson Industries, Inc. ("Rawson") in 1978 with his father, the late Clare J. Rawson, his mother, Catherine A. Rawson, and his wife, Pamela Y. Rawson. He holds a law degree from Thomas M. Cooley School of Law in Michigan and a Bachelor of Science Degree from Michigan State University. Mr. Rawson was admitted to the State Bar of Texas in 1979. Mr. Rawson served as a Director and President of the Company from September 18, 1987 to October 17, 1989, when he was elected Chairman of the Board and Chief Executive Officer.

     Catherine A. Rawson co-founded Rawson in 1978. Prior to joining Rawson, she was employed as a Test Administrator for the Michigan Civil Service Commission and prepared and administered bookkeeping records for various family-owned businesses. Mrs. Rawson received an Associate Arts Degree from Pierce College in 1965. Mrs. Rawson served as Treasurer and a Director of Rawson from 1978 to 1987 and Treasurer and Vice President of Administration of the Company from September 18, 1987 to October 17, 1989. She is currently President, Principal Financial Officer and a Director of the Company.

     Pamela Y. Rawson co-founded Rawson in 1978 after earning a Bachelor of Science degree in Social Studies from Michigan State University. She served as Secretary and a Director of Rawson and a Director of the Company from September 18, 1987 to September 21, 1987. She was re-elected to the Board of Directors of the Company on October 17, 1989.

     Farrell G. Huber, Jr. is Chairman of the Board of Directors of Houston-Huber, Inc., an investment company. He also served as Chairman of the Board and Chief Executive Officer of Huber Construction Co. and Able Supply Company, companies engaged in furnace and refractory materials manufacturing and installation, before their sale in 1986. Mr. Huber is also a Director of Keystone International, Inc.

     George W. Fazakerly is a partner in the Dallas law firm of Vial, Hamilton, Koch & Knox. He specializes in corporate and securities matters and received his Juris Doctor Degree from Southern Methodist University in 1969. He has been a partner with Vial, Hamilton, Koch & Knox since 1974.

     Allen F. Rhodes is currently Chairman of the Silver Fox Advisors, a business consulting firm. He was President of Arnco Technology, a metallurgical research company, from 1991 to 1993, and President and Chief Executive Officer of Anglo Energy, Ltd. from 1983 to 1986. Mr. Rhodes is also a Director of Keystone International, Inc.

     Joseph M. Scheer is currently a management consultant and personal investor. He is also a Director of Microsemi Corporation, a semiconductor manufacturer headquartered in Santa Ana, California. He was a Director of Laserform, Inc., a prototype parts manufacturer in Auburn Hills, Michigan from 1989 to 1994.

                                       -3-
OTHER MATTERS

     As of the date of this Proxy Statement, Management does not intend to present any other matters for action. However, if any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying Proxy will vote the shares represented thereby in accordance with their best judgment.

     It is important that the accompanying Proxy be promptly returned. Therefore, whether or not you plan to attend the meeting in person, you are requested to sign, date, and return your Proxy in the enclosed envelope which requires no postage if mailed in the United States.

     A representative of Coopers & Lybrand L.L.P. will attend the Annual Meeting and will be available to answer appropriate questions, but will not otherwise make a statement.

PERFORMANCE GRAPH

     The graph below shows the five year cumulative total return of Rawson-Koenig, Inc. Common Stock as compared with the NASDAQ Stock Market (US) Total Return Index and the NASDAQ Trucking & Transportation Stocks Total Return Index. The graph assumes $100 was invested on December 31, 1990. There were no dividends paid by Rawson-Koenig, Inc. during this period.

     The stock price performance shown on the graph is not necessarily indicative of future price performance.

(Graph to be filed supplementally per Regulation S-T.)

                      12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95
                      -------- -------- -------- -------- -------- --------
Rawson-Koenig, Inc.       $100     $200     $133     $511     $733     $544
NASDAQ Stock Market
   (US) Total Return
   Index                   100      161      187      215      210      296
NASDAQ Trucking &
   Transportation
   Stocks Total Return
   Index                   100      145      178      216      196      223

DATE OF 1996 ANNUAL MEETING

     The Company presently intends to hold its Annual Meeting of Shareholders following the fiscal year ending December 31, 1996, on or about May 8, 1997.
The Proxy Statement for such meeting would be mailed on or about March 31, 1997. Accordingly, any shareholder who wishes to submit a proposal for inclusion in the Proxy material and presentation at the Annual Meeting of Shareholders to be held following the fiscal year ending December 31, 1996, must deliver such proposal to the Secretary of the Company at 2301 Central Parkway, Houston, Texas 77092, no later than one hundred twenty (120) days prior to March 31, 1997.

THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K IS ATTACHED HERETO AS APPENDIX A AND IS INCORPORATED HEREIN; ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RAWSON-KOENIG, INC., 2301 CENTRAL PARKWAY, HOUSTON, TEXAS 77092, ATTENTION: SECRETARY.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        THOMAS C. RAWSON
                                        Chairman of the Board
April 3, 1996.

                                   APPENDIX A
                                (See Exhibit 13)


                           ANNUAL REPORT ON FORM 10-K

                                       OF

                               RAWSON-KOENIG, INC.